Item 1: Report to Shareholders

Diversified Small-Cap Growth Fund	June 30, 2007

The views and opinions in this report were current as of June 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Small-cap growth stocks produced strong returns and substantially outperformed their value counterparts in the first half of 2007. Shares in general were boosted by signs of a strengthening economy during the second quarter, better-than-expected first-quarter corporate earnings, the Federal Reserve’s steady monetary policy, and brisk merger and acquisition activity, including a marked increase in leveraged buyout offers from private-equity firms.

Your fund produced a strong return of 11.81% in the last six months and 15.64% for the one-year period ended June 30, 2007. As shown in the table, the fund outperformed its former benchmark, the Russell 2000 Growth Index, and the Lipper Small-Cap Growth Funds Index in the first half of the year, but it lagged its new benchmark, the MSCI U.S. Small Cap Growth Index, which became effective May 1, 2007. The fund trailed all of its benchmarks for the 12-month period largely because of relatively weak performance in the second half of 2006.

HIGHLIGHTS

• Small-cap growth stocks substantially outperformed their value counterparts in the last six months.

• Your fund produced a strong return but lagged its new benchmark, the MSCI U.S. Small Cap Growth Index, which became effective May 1, 2007.

• The fund’s relative performance was hurt by weak stock selection in the consumer discretionary and industrials and business services sectors and low exposure to the materials sector. Good stock selection among financials and energy companies helped our results.

• Although the small-cap outperformance cycle is probably at or near an end, there is no reason to believe that small-caps, including growth stocks, will falter if economic growth continues to improve and corporate earnings growth remains sturdy.

In the last six months, fund performance relative to the MSCI index was hurt by weak stock selection in the consumer discretionary and industrials and business services sectors as well as low exposure to the robust materials sector. On the plus side, good stock selection among financials and energy companies helped our results.

MARKET ENVIRONMENT

The economy showed signs of improvement in the last few months following a year-long slowdown that culminated in an anemic 0.7% annualized rate of GDP growth in the first quarter of 2007. While the housing sector remained weak and investors were concerned about problems in the subprime mortgage market, manufacturing and capital spending have showed signs of accelerating. In addition, the national unemployment rate hovered around 4.5%, not far from six-year lows.

Although gasoline prices and other energy costs continued to press higher and inflation remained above the Federal Reserve’s comfort zone, the central bank kept the federal funds target rate at 5.25% during our reporting period—in fact, for the last year—in anticipation that moderate growth would allow inflation pressures to ease over time. Following the Fed’s late-June monetary policy meeting, however, central bank officials acknowledged that “a sustained moderation in inflation pressures has yet to be convincingly demonstrated.”

Small-cap shares narrowly lagged large-caps in the last six months, but mid-cap shares decisively outperformed both segments. The S&P MidCap 400 Index returned 11.98% versus 6.96% for the large-cap S&P 500 Index and 6.45% for the small-cap Russell 2000 Index. As measured by various Russell indexes, growth stocks outperformed value across all market capitalizations, especially among small-caps.

In the small-cap growth universe, as measured by the MSCI U.S. Small Cap Growth Index, the economically sensitive materials, industrials and business services, and energy sectors outpaced other areas by a wide margin, surging amid merger speculation, the strengthening economy, and firming commodity prices. Information technology shares also performed well, but shares of financial companies lagged significantly amid concerns about their exposure to the subprime mortgage market and a second-quarter spike in longer-term interest rates.

PORTFOLIO REVIEW

Before we discuss the portfolio in detail, we would like to take this opportunity to highlight the characteristics of the companies in which we invest and describe our investment process so that shareholders can better understand our approach to investing in the small-cap growth universe:

• We favor companies that have a high return on capital and use cash flows wisely in a manner that benefits shareholders. We prefer companies that generate substantial free cash flow.

• We seek companies with good earnings quality and sustainable growth characteristics.

• We look for companies with attractive valuations relative to other firms in the same industry and relative to the small-cap growth universe as a whole. We like companies with reasonable valuations relative to their earnings and sales growth rates.

While our stock selection is based on a quantitative model, we do take into consideration the fundamental research done by T. Rowe Price’s equity analysts. In constructing the portfolio, we do not usually make big sector bets, but we will occasionally overweight or underweight certain sectors based on our analysis. In general, sector allocations will be fairly consistent with those of the MSCI benchmark, as shown in the table on page 6.

Our strategy is to try to outperform our benchmark by owning a large number of good stocks instead of making large investments in a small number of stocks. The portfolio usually holds 300 to 320 names, with the largest position size around 1% of the fund’s net assets. This level of diversification should help manage the risk of investing in small-cap growth stocks, whose market capitalizations in our MSCI benchmark range from roughly $200 million to about $4.5 billion. Cash reserves are a drag on performance in a rising market, so we keep our cash position low. Trading is another cost that reduces returns, so we trade electronically and in low-cost venues when possible.

Financials lagged in the last six months, as mentioned earlier, but favorable stock selection in the sector greatly helped our relative performance. Securities exchanges were lifted by the ongoing equity bull market: IntercontinentalExchange reported good earnings following its acquisition of the New York Board of Trade, while International Securities Exchange Holdings soared after receiving a takeover offer. Companies tied to the capital markets also did very well. For example, shares of asset management company Affiliated Managers Group, which is actually composed of 24 individual boutique investment firms, advanced amid better-than-expected earnings stemming from institutional asset growth. In addition, Investors Financial Services, which provides securities-related services to major global asset managers, surged after receiving a buyout offer from State Street. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

The energy sector produced excellent gains in the first half of 2007, lifted by rising gasoline prices and a sharp rebound in oil prices from their mid-January lows. Most of our energy holdings produced positive returns, and favorable stock selection in the oil, gas, and consumable fuels industry was particularly beneficial. Global Industries, which reported a significant increase in net income, and Oil States International, which demonstrated improved profitability, were two of our largest performance contributors in the entire portfolio. In addition, shares of Hydril jumped after receiving a takeover offer from Italian company Tenaris, a maker of steel tubes used in oil exploration and production.

Concerns that high energy costs will crimp consumer spending on nonessentials weighed on the consumer discretionary sector. Our weak stock selection in the sector, particularly among specialty retailers such as AC Moore Arts and Crafts and Coldwater Creek, detracted from our performance. Hotel, restaurant, and leisure-oriented companies were collectively among our largest detractors, and overweighting Rare Hospitality International, whose first-quarter profits dipped amid challenging conditions in the casual dining industry, hurt our results.

In addition, in the diversified consumer services industry, overweighting Jackson Hewitt Tax Service was disadvantageous. Shares fell as the Department of Justice filed civil lawsuits against some franchises for allegedly preparing fraudulent tax returns.

Industrials and business services stocks performed well in absolute terms, but poor stock selection, particularly among commercial services and supply companies, limited our potential gains. One of our largest detractors was longtime holding Corporate Executive Board, which stumbled as the company lowered its outlook for the year. Advisory Board, which provides best practices research to the health care industry, was also disappointing relative to other companies in the sector. In addition, air freight and logistics company UTi Worldwide sagged as higher expenses eroded strong revenue growth.

The materials sector is one of the smallest in the small-cap growth universe, yet it was one of the best-performing market segments in the last six months. However, underweighting the sector and poor performance of our holdings relative to some benchmark companies that produced vigorous gains worked against us. We added several names to the portfolio in the last six months—increasing our sector exposure from 1.0% to 3.5% of fund assets—as it became clear that the sector is likely to benefit from a stronger U.S. economy.

Most underlying industries in the information technology sector—which remained the largest sector in the fund and in the small-cap growth universe—rose in the last six months. Electronic equipment companies did well, especially FLIR Systems, which makes infrared imaging cameras for commercial and military use. Our semiconductor-related stocks also advanced strongly, led by ON Semiconductor, amid improving business conditions for the industry. Internet software companies were generally less robust, but our positions in aQuantive, which surged following a Microsoft takeover offer, and Taleo, a leading provider of on-demand recruiting software, worked in our favor. IT services companies declined.

OUTLOOK

After an extended period of value stock dominance in the equity market, shares of growth companies with solid and sustainable earnings growth and reasonable valuations are beginning to appeal to investors. Although the small-cap outperformance cycle is probably at or near an end, there is no reason to believe that small-caps, including growth stocks, will falter if economic growth continues to improve and corporate earnings growth remains sturdy. We are pleased with the fund’s recent performance improvement and will continue to work hard to find—through rigorous quantitative analysis—companies that we believe are good representatives of the small-cap growth universe and are capable of superior long-term earnings growth.

Respectfully submitted,

Sudhir Nanda
Chairman of the fund’s Investment Advisory Committee

July 20, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of smaller companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI U.S. Small Cap Growth Index: Tracks the performance of domestic small-cap growth stocks as defined by MSCI.

Price/Earnings (P/E) ratio: A ratio that shows the “multiple” of earnings at which a stock is selling. It is calculated by dividing a stock’s current price by its current earnings per share. For example, if a stock’s price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30.

Russell 2000 Growth Index: Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index: Tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index: Tracks the stocks of 500 primarily large U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 100.0%		
CONSUMER DISCRETIONARY 17.3%		
Auto Components 0.3%		
Gentex	15,500	305
		305
Automobiles 0.4%		
Thor Industries	7,200	325
		325
Diversified Consumer Services 2.8%		
Bright Horizons Family Solutions (1)	11,300	440
Devry	9,200	313
ITT Educational Services (1)	9,300	1,092
Jackson Hewitt Tax Service	2,000	56
Matthews International, Class A	5,400	235
Sotheby's, Class A	5,900	271
Steiner Leisure (1)	3,500	172
		2,579
Hotels, Restaurants & Leisure 3.1%		
Applebee's	12,000	289
BJ's Restaurants (1)	15,700	310
CEC Entertainment (1)	5,550	195
Choice Hotels International	4,000	158
Orient-Express, Class A	5,300	283
PF Chang's China Bistro (1)	5,400	190
Rare Hospitality International (1)	16,100	431
Sonic (1)	16,705	370
The Cheesecake Factory (1)	7,000	172
WMS Industries (1)	16,500	476
		2,874
Household Durables 0.9%		
iRobot (1)	10,000	199
Jarden (1)	9,700	417

MDC Holdings	3,935	190
		806
Internet & Catalog Retail 1.2%		
Blue Nile (1)	6,700	405
Nutri/System (1)	3,200	223
priceline.com (1)	6,600	454
		1,082
Leisure Equipment & Products 0.7%		
Polaris Industries	5,500	298
Pool	7,880	307
		605
Media 0.3%		
Interactive Data	4,800	129
Marvel Entertainment (1)	7,500	191
		320
Multiline Retail 0.3%		
Fred's, Class A	6,500	87
Saks	9,100	194
		281
Specialty Retail 6.0%		
AC Moore Arts & Crafts (1)	16,200	318
Aeropostale (1)	6,000	250
Charlotte Russe Holding (1)	8,700	234
Christopher & Banks	12,200	209
Citi Trends (1)	6,100	232
Coldwater Creek (1)	25,225	586
Dress Barn (1)	6,400	131
DSW, Class A (1)	3,000	104
GameStop, Class A (1)	14,600	571
Gymboree (1)	14,700	579

Household Products 0.4%		
Church & Dwight	7,700	373
		373
Personal Products 0.7%		
Alberto Culver	12,900	306
Chattem (1)	3,300	209
Herbalife	4,600	183
		698
Total Consumer Staples		2,222
ENERGY 9.8%		
Energy Equipment & Services 5.2%		
Atwood Oceanics (1)	3,900	268
Core Laboratories (1)	5,200	529
Dresser-Rand Group (1)	10,000	395
Global Industries (1)	16,800	450
Helmerich & Payne	9,800	347
Input/Output (1)	17,600	275
NATCO Group, Class A (1)	4,500	207
Oil States International (1)	16,800	694
Seacor Holdings (1)	2,400	224
TETRA Technologies (1)	18,200	513
Todco (1)	8,000	378
Unit (1)	2,700	170
W-H Energy Services (1)	5,600	347
		4,797
Oil, Gas & Consumable Fuels 4.6%		
Bill Barrett (1)	7,200	265
Cabot Oil & Gas	12,400	457
Comstock Resources (1)	10,000	300
Denbury Resources (1)	12,200	458

Foundation Coal Holdings	7,800	317
Frontier Oil	11,400	499
Helix Energy Solutions Group (1)	12,200	487
Mariner Energy (1)	13,065	317
Penn Virginia	7,200	289
Plains Exploration & Production (1)	5,500	263
Range Resources	15,800	591
		4,243
Total Energy		9,040

FINANCIALS 6.0%

Capital Markets 2.4%

Affiliated Managers Group (1)	8,100	1,043
Cohen & Steers	2,300	100
GFI Group (1)	2,200	159
Greenhill	7,200	495
Knight Capital Group (1)	6,900	115
optionsXpress Holdings	6,800	174
Penson Worldwide (1)	4,000	98
		2,184

Commercial Banks 1.2%

Boston Private Financial	6,100	164
East West Bancorp	7,300	284
Pinnacle Financial Partners (1)	5,400	159
SVB Financial Group (1)	3,700	196
UCBH Holdings	16,200	296
		1,099

Consumer Finance 0.1%

Advanta, Class B	2,850	89
		89

Diversified Financial Services 0.3%		
International Securities Exchange	4,900	320
		320
Insurance 1.5%		
HCC Insurance Holdings	11,800	394
Max Capital Group	7,100	201
Philadelphia Consolidated (1)	7,700	322
StanCorp Financial Group	8,100	425
		1,342
Real Estate Investment Trusts (REITs) 0.1%		
Essex Property Trust, REIT	600	70
PS Business Parks, REIT	700	44
		114
Real Estate Management & Development 0.4%		
Jones Lang LaSalle	3,100	352
		352
Total Financials		5,500
HEALTH CARE 17.2%		
Biotechnology 3.3%		
Alexion Pharmaceutical (1)	5,000	225
Alkermes (1)	12,500	183
BioMarin Pharmaceutical (1)	10,900	196
Cubist Pharmaceuticals (1)	5,200	103
deCode genetics (1)	14,300	53
Digene (1)	7,000	420
Human Genome Sciences (1)	7,400	66
Incyte (1)	15,800	95
InterMune (1)	1,700	44
Martek Biosciences (1)	3,000	78

Medarex (1)	10,300	147
Myriad Genetics (1)	3,400	127
Neurocrine Biosciences (1)	2,700	30
ONYX Pharmaceuticals (1)	5,100	137
OSI Pharmaceuticals (1)	5,600	203
Panacos Pharmaceuticals (1)	7,500	24
PDL BioPharma (1)	20,100	468
Regeneron Pharmaceuticals (1)	2,500	45
Senomyx (1)	12,500	169
Theravance (1)	4,600	147
United Therapeutics (1)	1,600	102
		3,062

Health Care Equipment & Supplies 6.6%

American Medical Systems (1)	11,500	208
Cytyc (1)	15,100	651
Edwards Lifesciences (1)	8,000	395
Gen-Probe (1)	9,900	598
Hologic (1)	9,800	542
ICU Medical (1)	4,900	211
IDEXX Laboratories (1)	3,500	331
Immucor (1)	13,600	380
Integra LifeSciences (1)	2,300	114
Invitrogen (1)	6,100	450
Kyphon (1)	10,100	486
Mentor	4,200	171
Meridian Bioscience	16,950	367
ResMed (1)	7,800	322
Respironics (1)	10,500	447
Stereotaxis (1)	6,000	78
Steris	5,400	165
Thoratec (1)	10,500	193
		6,109

Health Care Providers & Services 3.5%		
Amedisys (1)	5,333	194
Centene (1)	10,300	221
Chemed	4,800	318
Gentiva Health Services (1)	9,700	195
Healthspring (1)	6,500	124
Healthways (1)	4,000	189
inVentiv Health (1)	5,800	212
LCA-Vision	2,200	104
LifePoint Hospitals (1)	5,900	228
Pediatrix Medical Group (1)	6,800	375
PSS World Medical (1)	8,400	153
Psychiatric Solutions (1)	8,300	301
Symbion (1)	13,000	282
Wellcare Health Plans (1)	3,200	290
		3,186
Health Care Technology 0.5%		
Cerner (1)	6,600	366
Computer Programs and Systems	4,300	133
		499
Life Sciences Tools & Services 1.4%		
Dionex (1)	1,700	121
Exelixis (1)	12,200	148
Illumina (1)	6,000	244
Techne (1)	5,900	337
Varian (1)	4,000	219
Ventana Medical Systems (1)	2,400	185
		1,254
Pharmaceuticals 1.9%		
Medicines Company (1)	13,400	236
Medicis Pharmaceutical, Class A	14,200	434

MGI Pharma (1)	4,000	89
Noven Pharmaceuticals (1)	17,300	406
Salix Pharmaceuticals (1)	4,659	57
Sciele Pharmaceutical (1)	4,500	106
Valeant Pharmaceuticals	11,900	199
ViroPharma (1)	6,100	84
Xenoport (1)	3,100	138
		1,749
Total Health Care		15,859
INDUSTRIALS & BUSINESS SERVICES 18.6%		
Aerospace & Defense 2.3%		
Armor Holdings (1)	6,500	565
Ceradyne (1)	9,400	695
DRS Technologies	4,138	237
MTC Technologies (1)	3,400	83
Teledyne Technologies (1)	7,000	322
United Industrial	3,500	210
		2,112
Air Freight & Logistics 1.1%		
Hub Group, Class A (1)	3,900	137
Pacer International	4,600	108
UTi Worldwide	30,000	804
		1,049
Airlines 0.4%		
SkyWest	13,900	331
		331
Building Products 0.0%		
Simpson Manufacturing	1,100	37
		37

Commercial Services & Supplies 5.8%		
Administaff	5,000	167
Advisory Board (1)	10,300	572
ChoicePoint (1)	9,066	385
Corporate Executive Board	12,500	811
CRA International (1)	4,000	193
Heidrick & Struggles International (1)	4,000	205
IHS (1)	4,400	202
Kenexa (1)	18,600	701
Knoll	3,700	83
Korn/Ferry (1)	6,200	163
Navigant Consulting (1)	5,500	102
Resources Connection (1)	20,300	674
Stericycle (1)	15,600	694
Waste Connections (1)	14,250	431
		5,383
Construction & Engineering 1.4%		
Foster Wheeler (1)	8,400	899
Infrasource Services (1)	4,900	182
Quanta Services (1)	8,100	248
		1,329
Electrical Equipment 2.1%		
AMETEK	14,900	591
General Cable (1)	5,800	440
Genlyte Group (1)	3,200	251
II-VI (1)	10,600	288
Thomas & Betts (1)	5,700	331
		1,901
Machinery 4.3%		
Actuant, Class A	14,000	883
Bucyrus International, Class A	2,000	142

Gardner Denver Machinery (1)	4,900	208
Graco	6,400	258
Kaydon	8,600	448
Kennametal	2,400	197
Manitowoc	8,200	659
Middleby (1)	3,200	191
RBC Bearings (1)	4,600	190
Toro	8,400	495
Wabtec	6,800	248
		3,919
Marine 0.2%		
Horizon Lines, Class A	5,500	180
		180
Road & Rail 0.5%		
Landstar Systems	5,800	280
Old Dominion Freight Line (1)	6,600	199
		479
Trading Companies & Distributors 0.5%		
Beacon Roofing Supply (1)	8,100	138
MSC Industrial Direct	6,100	335
		473
Total Industrials & Business Services		17,193
INFORMATION TECHNOLOGY 22.6%		
Communications Equipment 2.7%		
ADTRAN	10,200	265
Avocent (1)	5,475	159
Commscope (1)	5,600	327
Comtech Telecommunications (1)	5,800	269
F5 Networks (1)	8,900	717
Inter-Tel	9,700	232

Virage Logic (1)	19,500	143
		4,871
Software 5.1%		
Actuate (1)	29,700	202
Ansoft (1)	4,600	136
Ansys (1)	10,800	286
Epicor Software (1)	13,600	202
FactSet Research Systems	7,500	513
Fair Isaac	10,056	403
Informatica (1)	37,000	546
Jack Henry & Associates	7,800	201
Macrovision (1)	11,100	334
MICROS Systems (1)	4,600	250
MicroStrategy (1)	1,600	151
Parametric Technology (1)	6,700	145
Quest Software (1)	12,000	194
Sonic Solutions (1)	4,200	53
SPSS (1)	6,400	283
Synopsys (1)	7,800	206
THQ (1)	10,000	305
TIBCO Software (1)	18,100	164
Wind River Systems (1)	12,500	138
		4,712
Total Information Technology		20,904
MATERIALS 3.5%		
Chemicals 1.4%		
Hercules (1)	11,200	220
Nalco Holding	17,400	478
Scotts Miracle Gro	6,500	279
Terra Industries (1)	10,100	257
		1,234

Construction Materials 0.3%		
Eagle Materials	5,800	284
		284
Containers & Packaging 0.7%		
Crown Cork & Seal (1)	19,600	489
Greif Brothers	3,000	179
		668
Metals & Mining 1.1%		
Chaparral Steel	4,400	316
Cleveland-Cliffs	3,700	287
Steel Dynamics	9,800	411
		1,014
Total Materials		3,200
TELECOMMUNICATION SERVICES 2.6%		
Diversified Telecommunication Services 0.8%		
CBeyond (1)	5,000	192
Neustar, Class A (1)	7,000	203
Time Warner Telecom, Class A (1)	15,600	314
		709
Wireless Telecommunication Services 1.8%		
Dobson Communications, Class A (1)	17,700	197
Leap Wireless International (1)	7,900	667
SBA Communications (1)	22,000	739
Syniverse Holdings (1)	6,900	89
		1,692
Total Telecommunication Services		2,401
Total Common Stocks (Cost $65,300)		92,274

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Non-affiliated companies (cost $65,300)	$	92,274
Affiliated companies (cost $254)		254
Total investments in securities		92,528
Receivable for investment securities sold		185
Receivable for shares sold		19
Dividends and interest receivable		16
Other assets		28
Total assets		92,776
Liabilities		
Payable for investment securities purchased		221
Payable for shares redeemed		181
Investment management fees payable		51
Due to affiliates		31
Other liabilities		32
Total liabilities		516
NET ASSETS	$	92,260
Net Assets Consist of:		
Undistributed net investment loss	$	(425)
Undistributed net realized gain		3,689
Net unrealized gain		26,974
Paid-in capital applicable to 5,698,766 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		62,022
NET ASSETS	$	92,260
NET ASSET VALUE PER SHARE	$	16.19

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 30, 1997. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $1,000 for the six months ended June 30, 2007. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Any income tax-related interest and penalties would be classified as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $24,191,000 and $30,821,000, respectively, for the six months ended June 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2007.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2006, the fund had $5,239,000 of unused capital loss carryforwards, of which $2,861,000 expire in 2010, and $2,378,000 expire in 2011.

At June 30, 2007, the cost of investments for federal income tax purposes was $65,554,000. Net unrealized gain aggregated $26,974,000 at period-end, of which $28,591,000 related to appreciated investments and $1,617,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2007, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through April 30, 2008. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2010. Pursuant to this agreement, management fees waived in the amount of $10,000 remain subject to repayment at June 30, 2007.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2007, expenses incurred pursuant to these service agreements were $48,000 for Price Associates, $103,000 for T. Rowe Price Services, Inc., and $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees. During the six months ended June 30, 2007, dividend income from the T. Rowe Price Reserve Investment Funds totaled $14,000, and the value of shares of the T. Rowe Price Reserve Investment Funds held at June 30, 2007, and December 31, 2006, was $254,000 and $193,000, respectively.

As of June 30, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 107,206 shares of the fund, representing 2% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. The information indicated that the fund’s results for certain time periods were less than satisfactory. The Manager provided its assessment of the fund’s investment results and reviewed steps taken to address issues raised by the Board. The Board concluded that the Manager’s response was appropriate.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 17, 2007